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
CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS           CASH FLOWS   PAGE 1 OF  2
COLLECTION PERIOD: AUG 1, 2003 THROUGH AUG 31, 2003
ACCRUAL PERIOD: AUG 15, 2003 THROUGH SEPT 14, 2003
DISTRIBUTION DATE: SEPTEMBER 15, 2003

                                    TRUST         SERIES        SERIES       SERIES           SERIES        SERIES          DCMOT
                                    TOTALS        1996-1        1999-2       2000-B           2000-C        2001-A          2002-A
                                 -------------  ------------------------------------------------------------------------------------
AMOUNTS AVAILABLE FOR
  DISBURSEMENT
Interest Collections from
  Seller                         42,237,230.55* 2,796,593.65  3,355,912.39  2,802,186.84  2,796,593.65   5,593,187.31  11,063,447.42
Principal Collections from
  Seller                                  0.00*         0.00          0.00          0.00          0.00           0.00           0.00
Investment Income on Accounts        27,967.99      3,870.29      4,767.49      3,884.84      3,913.60       7,812.26       1,653.11
Balances in Principal Funding
  Accounts                                0.00          0.00          0.00          0.00          0.00           0.00           0.00
Balances in Reserve Fund
  Accounts                       10,853,500.00  1,750,000.00  2,100,000.00  1,753,500.00  1,750,000.00   3,500,000.00           0.00
Balances in Excess Funding
  Accounts                                0.00          0.00          0.00          0.00          0.00           0.00           0.00
Balance in Yield Supplement
  Accounts                       12,404,000.00  2,000,000.00  2,400,000.00  2,004,000.00  2,000,000.00   4,000,000.00           0.00
Other Adjustments                         0.00          0.00          0.00          0.00          0.00           0.00           0.00
                                 -------------  ------------------------------------------------------------------------------------
               TOTAL AVAILABLE   65,522,698.54  6,550,463.95  7,860,679.88  6,563,571.68  6,550,507.26  13,100,999.57  11,065,100.54
                                 =============  ====================================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders         7,709,260.84    536,041.67    640,666.67    513,385.83    508,055.56   1,011,805.56   2,015,000.00
Principal Due to
  Note/Certificateholders                 0.00          0.00          0.00          0.00          0.00           0.00           0.00
Principal to Funding Account              0.00          0.00          0.00          0.00          0.00           0.00           0.00
Move Funds to the Reserve
  Fund Accounts                  10,853,500.00  1,750,000.00  2,100,000.00  1,753,500.00  1,750,000.00   3,500,000.00           0.00
Move Funds to the Excess
  Funding Accounts                        0.00          0.00          0.00          0.00          0.00           0.00           0.00
Move Funds to the Yield
  Supplement Accounts            12,404,000.00  2,000,000.00  2,400,000.00  2,004,000.00  2,000,000.00   4,000,000.00           0.00
Yield Supplement & Reserve
  Account to Seller                       0.00*         0.00          0.00          0.00          0.00           0.00           0.00
Service Fees to Seller            6,705,045.79*   416,666.67    500,000.00    417,500.00    416,666.67     833,333.33   1,831,501.83
Defaulted Amounts to Seller               0.00*         0.00          0.00          0.00          0.00           0.00           0.00
Excess Collections to Seller     27,850,891.91* 1,847,755.61  2,220,013.21  1,875,185.85  1,875,785.03   3,755,860.68   7,218,598.71
Excess Funding Account Balance
  to Seller                               0.00*         0.00          0.00          0.00          0.00           0.00           0.00
                                 -------------  ------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS 65,522,698.54  6,550,463.95  7,860,679.88  6,563,571.68  6,550,507.26  13,100,999.57  11,065,100.54
                                 =============  ====================================================================================
                    Proof                 0.00          0.00          0.00          0.00          0.00           0.00           0.00
                                 =============  ====================================================================================

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

                                                         TO: JOHN BOBKO/ROBERT GRUENFEL  PAUL GEKIERE
--------------------------------------------------------      THE BANK OF NEW YORK       DAIMLERCHRYSLER
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK :                (212) 815-4389/8325        (248) 512-2758
                                          (318,707.15)
--------------------------------------------------------

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

                                                          Cash Flows Page 2 of 2

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


                                                                DCMOT          DCMOT
                                                               2002-B          2003-A       OTHER
                                                        -----------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                           5,531,723.71    8,297,585.57     0.00
Principal Collections from Seller                                  0.00            0.00
Investment Income on Accounts                                    826.56        1,239.84
Balances in Principal Funding Accounts                             0.00            0.00
Balances in Reserve Fund Accounts                                  0.00            0.00
Balances in Excess Funding Accounts                                0.00            0.00
Balance in Yield Supplement Accounts                               0.00            0.00
Other Adjustments                                                  0.00            0.00     0.00
                                                        -----------------------------------------
                   TOTAL AVAILABLE                         5,532,550.27    8,298,825.40     0.00
                                                        =========================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders      985,972.22    1,498,333.33
Principal Due to Note/Certificateholders                           0.00            0.00
Principal to Funding Account                                       0.00            0.00
Move Funds to the Reserve Fund Accounts                            0.00            0.00
Move Funds to the Excess Funding Accounts                          0.00            0.00
Move Funds to the Yield Supplement Accounts                        0.00            0.00
Yield Supplement & Reserve Account to Seller                       0.00            0.00
Service Fees to Seller                                       915,750.92    1,373,626.37
Defaulted Amounts to Seller                                        0.00            0.00
Excess Collections to Seller                               3,630,827.13    5,426,865.70     0.00
Excess Funding Account Balance to Seller                           0.00            0.00
                                                        -----------------------------------------
                 TOTAL DISBURSEMENTS                       5,532,550.27    8,298,825.40     0.00
                                                        =========================================
                        Proof                                      0.00            0.00     0.00
                                                        =========================================

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
--------------------------------------------------------------------------------
 INSTRUCTIONS TO BANK OF NEW YORK
      1. Receive funds from:
              Chrysler                                           $0.00
              Investment Income                              27,967.99
              Collection Account                          8,000,000.00 *
              Reserve & Yield Accounts                            0.00
              Balance in Excess Funding Account                   0.00
                                                         $8,027,967.99
      2. Distribute funds to:
              Series Note/Certificate Holders            $7,709,260.84
              Chrysler                                      318,707.15
              Trust Deposit Accounts                              0.00

                                                         $8,027,967.99
      3. Verify account balances in Collection, Funding, Reserve & Yield
         Supplement Accounts.

--------------------------------------------------------------------------------
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